UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Pressure BioSciences, Inc.
(Name of Registrant as Specified In Its Charter)

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Pressure BioSciences, Inc.
14 Norfolk Avenue
South Easton, MA 02375
(508) 230-1828 (T)
(508) 230-1829 (F)
www.pressurebiosciences.com

November 12, 2013

Dear Stockholder:

You are cordially invited to attend the Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (the “Company”) to be held on Thursday, December 12, 2013, at 4:00 p.m. at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375.

Detailed information about the Meeting and the proposals to be acted upon is included in the accompanying notice of Meeting and proxy statement.  The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure your shares of the Company’s common stock are voted at the Meeting by submitting your instructions in writing by returning the enclosed proxy card.  If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy.

If your shares are held in street name, in addition to other non-routine matters, brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  Proposals No. 1, No. 3, No. 4, and No. 5 presented in this Proxy Statement are considered non-routine matters while Proposal No. 2 in this Proxy Statement is considered a routine matter.  If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

Sincerely,

Jeffrey N. Peterson
Chairman of the Board of Directors

PRESSURE BIOSCIENCES, INC.

NOTICE OF SPECIAL MEETING

IN LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 12, 2013

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting in Lieu of the Annual
Meeting of Stockholders to be Held on December 12, 2013

The Proxy Statement and Annual Report on Form 10-K are available at http://www.pressurebiosciences.com/newsroom/category/investor-relations/2013-shareholder-proxy

NOTICE is hereby given that a Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (“PBI” or the “Company”) will be held on December 12, 2013, at 4:00 p.m. at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect two Class II Directors to hold office until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2013.

3.	To consider and act on the Pressure BioSciences, Inc. 2013 Equity Incentive Plan.

4.	To approve, on an advisory basis, a non-binding resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement accompanying this notice.

5.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

6.	To consider and vote upon any matters incidental to the foregoing purposes and any other matters which may properly come before the Meeting or any adjourned session thereof.

The Board of Directors has fixed the close of business on November 12, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors:

Richard T. Schumacher
Clerk
South Easton, Massachusetts
November 12, 2013

IMPORTANT

Whether or not you intend to attend the Meeting in person, please ensure that your shares of the Company’s common stock are present and voted at the Meeting by submitting your instructions in writing by completing, signing, dating, and returning the enclosed proxy card in the enclosed, self-addressed envelope.

This notice, proxy statement and form of proxy card are being first mailed to stockholders of the Company on or about November 22, 2013.

PRESSURE BIOSCIENCES, INC.

PROXY STATEMENT
FOR THE SPECIAL MEETING IN LIEU OF
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2013

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pressure BioSciences, Inc., a Massachusetts corporation, with its principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for use at the Special Meeting in Lieu of the Annual Meeting of Stockholders to be held on December 12, 2013 at 4:00 p.m. and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth herein and in the accompanying Notice of Special Meeting in Lieu of the Annual Meeting of Stockholders.  In this proxy statement we refer to Pressure BioSciences, Inc. as “PBI,” “the Company,” “we,” or “us”.

The enclosed proxy relating to the Meeting is solicited on behalf of the Company’s Board of Directors (the “Board of Directors” or the “Board”) and the cost of such solicitation will be borne by the Company.  Certain of the Company’s officers and regular employees may solicit proxies by correspondence, telephone, or in person, without extra compensation.  We will also pay to banks, brokers, nominees, and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.  It is expected that this proxy statement, the accompanying notice of Meeting, proxy card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2012 will be sent or given to stockholders on or about November 22, 2013.

Voting Securities and Record Date

Stockholders of record of the Company’s common stock, $0.01 par value (the “Common Stock”), at the close of business on November 12, 2013, the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting.  As of November 9, 2013, there were issued and outstanding 11,949,267 shares of Common Stock, all of which are entitled to vote.  Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted.  In addition, as of November 9, 2013, there were issued and outstanding 300 shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), 120,095 shares of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share (“Series G Preferred Stock”), 10,000 shares of the Company’s Series H Convertible Preferred Stock, par value $0.01 per share (“Series H Preferred Stock”), and 5,087.5 shares of the Company’s Series J Convertible Preferred Stock, par value $0.01 per share (“Series J Preferred Stock”), none of which are entitled to vote at the Meeting.

Quorum

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Meeting.  Stockholders of record present at the Meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the Meeting for the purpose of determining whether a quorum exists.  A “broker non-vote” occurs when a broker, bank, or representative (“broker or representative”) does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter.

Manner of Voting

Stockholders of Record

Shares entitled to be voted at the Meeting can only be voted if the stockholder of record of such shares is present at the Meeting or returns a signed proxy card.  Shares represented by a valid proxy will be voted in accordance with your instructions.

A stockholder of record who votes his or her shares by returning a proxy card, may revoke the proxy at any time before the stockholder’s shares are voted at the Meeting by written notice to the Clerk of the Company received prior to the Meeting, by executing and returning a later dated proxy card prior to the Meeting, or by voting by ballot at the Meeting.

Beneficial Stockholders

If you hold your shares through a broker or representative, you can only vote your shares in the manner prescribed by the broker or representative. Detailed instructions from your broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet or the manner in which you may revoke your votes. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided by the broker or representative.

Voting of Proxies

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company.  Shares represented by proxy will be voted in accordance with your specific instructions.  If you sign and return your proxy card without indicating specific instructions, your shares will be voted FOR each of Proposal Nos. 1, 2 3, and 4 and for Triennial advisory votes on compensation.  If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment.

If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative will vote the shares that it holds for you in accordance with your instructions (if timely received) or, in the absence of such instructions, your broker or representative may vote on certain matters for which it has discretionary voting authority.  Your broker will be permitted to vote your shares on Proposal No. 2 without your instructions.  Proposal No. 1, No. 3, No. 4, and No. 5 are considered “non-routine” matters and your broker or representative does not have discretionary voting authority with respect to these matters.  Therefore, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Required Vote

Abstentions and broker non-votes are included in the number of shares present or represented for purposes of a quorum, but are not considered as shares voting or votes cast with respect to any matter presented at the Meeting.

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for Proposal No. 1 to elect the nominees as Class II Directors of the Company.  Abstentions and broker non-votes will not have any effect on the Proposal No. 1 to elect directors.

With respect to Proposal No. 2, our Amended and Restated Bylaws, as amended, do not require that our stockholders ratify the appointment of Marcum LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance.  If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.  Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the Meeting.   Abstentions will have the effect of being cast against Proposal No. 2 and broker non-votes will have no effect.

The affirmative vote of the holders of a majority of the holders of the Company’s Common Stock present in person or by proxy at the Meeting and entitled to vote thereon  is required for the approval of Proposal No. 3.  Abstentions and broker non-votes will not have any effect on the Proposal No. 3 to approve Proposal No. 3.

The advisory vote regarding the approval of executive compensation, as disclosed in the proxy statement accompanying this notice, will be determined by a plurality of votes cast by stockholders entitled to vote in the election.  Abstentions and broker non-votes will not have any effect on the Proposal.

The advisory vote regarding the preferred frequency of stockholder advisory votes on the compensation of our named officers will be determined by a plurality of votes cast by stockholders entitled to vote in the election.  Abstentions and broker non-votes will not have any effect on the Proposal. The frequency option that receives the most votes will be deemed the option chosen by the advisory vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information as of November 1, 2013 concerning the beneficial ownership of Common Stock for: (i) each director and director nominee, (ii) each Named Executive Officer in the Summary Compensation Table under “Executive Compensation” below, (iii) all executive officers and directors as a group, and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock.  Except as indicated below, the address for each of the persons below who are beneficial owners of 5% or more of the Company’s Common Stock is the Company’s corporate address at 14 Norfolk Avenue, South Easton, MA 02375.

Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and is calculated based on 11,949,267 shares of our Common Stock issued and outstanding as of November 1, 2013.  Shares of Common Stock subject to options, warrants, preferred stock or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of November 1, 2013, are deemed outstanding for computing the percentage of the person holding the option, warrant, preferred stock, or convertible security but are not deemed outstanding for computing the percentage of any other person.

Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name of Beneficial Owner	Amount and Nature of Beneficially Ownership(1)	Percent of Class

Richard T. Schumacher(2)	1,457,917	11.4%
Jeffrey N. Peterson(3)	349,726	2.8%
Kevin A. Pollack(4)	459,500	3.7%
Edmund Y. Ting, Ph.D(5)	196,992	1.6%
Alexander V. Lazarev, Ph.D(6)	163,392	1.3%
Vito J. Mangiardi(7)	256,000	2.1%
Michael S. Urdea(8)	201,500	1.7%

All Executive Officers and Directors	3,373,271	23.2%
as a Group (nine persons)(9)

1)
The terms of the Company’s Series D Preferred Stock and Series D warrants, Series G Preferred Stock and Series G warrants, Series H Preferred Stock and Series H warrants, Series J Preferred Stock and Series J warrants and various common stock warrants issued in connection with the Company’s fundraising efforts contain a limitation on conversion which prevents the holder from converting shares of Series D, Series G , Series H and Series J Preferred Stock into, or exercise of the warrants for, shares of Common Stock if, after giving effect to the conversion or exercise, as the case may be, the holder would beneficially own more than 4.99% of the outstanding shares of Common Stock. The holder may elect to increase this limitation to 9.99%, 14.99% or 19.99%, upon not less than 61 days prior written notice to the Company.

2)
Includes (i) 330,938 shares of Common Stock issuable upon exercise of options; (ii) 60,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock, (iii) 63,000 shares of Common Stock issuable upon conversion of Series J Convertible Preferred Stock and (iv) 347,675 shares of Common Stock issuable upon the exercise of warrants.  Does not include 20,162 shares of Common Stock held by Mr. Schumacher’s minor son as his wife exercises all voting and investment control over such shares.

3)
Includes (i) 63,750 shares of Common Stock issuable upon exercise of options; (ii) 46,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock; (iii) 82,000 shares of Common Stock issuable upon conversion of Series J Convertible Preferred Stock; and (iv)155,000 shares of Common Stock issuable upon the exercise of warrants.

4)
Includes (i) 50,000 shares of Common Stock issuable upon exercise of options; (ii) 80,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock; (iii) 111,000 shares of Common Stock issuable upon conversion of Series J Convertible Preferred Stock; and (iv) 201,000 shares of Common Stock issuable upon the exercise of warrants.

5)
Includes (i) 172,844 shares of Common Stock issuable upon exercise of options; (ii) 6,140 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 8,290 shares of Common Stock issuable upon the exercise of warrants.

6)
Includes (i) 145,626 shares of Common Stock issuable upon exercise of options; (ii) 4,710 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 6,705 shares of Common Stock issuable upon the exercise of warrants.

7)
Includes (i) 50,000 shares of Common Stock issuable upon exercise of options; (ii) 40,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock; (iii) 73,000 shares of Common Stock issuable upon conversion of Series J Convertible Preferred Stock and (iv) 93,000 shares of Common Stock issuable upon the exercise of warrants.

8)
Includes (i) 37,500 shares of Common Stock issuable upon exercise of options; (ii) 57,000 shares of Common Stock issuable upon conversion of Series J Convertible Preferred Stock; and (iii) 57,000 shares of Common Stock issuable upon the exercise of warrants.

9)
Includes (i) 1,006,284 shares of Common Stock issuable upon exercise of options; (ii) 238,850 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock; (iii) 386,000 shares of Common Stock issuable upon conversion of Series J Convertible Preferred Stock and (iv) 974,890 shares of Common Stock issuable upon the exercise of warrants.

Equity Compensation Plan Information

We maintain a number of equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended December 31, 2012 regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	1,605,750	$.80	227,250

(1) Includes the following plans: 1999 Non-Qualified Stock Option Plan and 2005 Equity Incentive Plan.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, two Class II Directors are to be elected to serve until the 2016 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.  The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Mr. Mangiardi and Mr. Pollack for election as Class II Directors.  Mr. Mangiardi and Mr. Pollack are currently directors of the Company and have not been nominated pursuant to any arrangement or understanding with any person.

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Amended and Restated Bylaws, as amended (the “Bylaws”), provide that our Board of Directors shall be divided into three classes.  At each annual meeting of stockholders, the directors elected to succeed those whose terms expire are identified as being in the same class as the directors they succeed and are elected to hold office for a term to expire at the third annual meeting of stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

Our Articles of Organization and Bylaws do not require our stockholders to elect any directors in a class the term of office of which extends beyond the Meeting.  The terms of office of Messrs. Mangiardi and Pollack, the Company’s Class II Directors, expire at the Meeting.  The terms of office of the Class I Directors and Class III Directors, comprised of Jeffrey N. Peterson, Michael S. Urdea and Richard T. Schumacher, continue after the Meeting.

At the Meeting, it is the intention of the persons named as proxies to vote for the election of Messrs. Mangiardi and Pollack as Class II Directors.  In the unanticipated event that either of Mr. Mangiardi or Pollack should be unable to serve, the persons named as proxies will vote the proxy for such substitute(s), if any, as the present Board of Directors may designate or the present Board of Directors may reduce the number of directors.

In selecting members for our Board of Directors, we consider each individual’s unique and diversified background and expertise.  We believe that selecting directors with a wide range of talents and skills provides a functional diversity that allows our Board to provide strong leadership.  The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each nominee described below, led to our conclusion that the person should serve as a director of PBI in light of our business and structure:

●
Mr. Jeffrey N. Peterson, the Chairman of our Board, is the CEO of Target Discovery, Inc., a personalized medicine diagnostics company, and has broad executive, general management, multi-functional, multi-business, and international experience.

●
Mr. Vito J. Mangiardi has broad executive, general management, multi-functional, multi-business, and international experience, specifically in the life sciences field. Mr Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused in Life Sciences, Pharmaceutical Development and Clinical Diagnostics.

●
Dr. Michael S. “Mickey” Urdea founded and is a Founder and Partner for Halteres Associates, a biotechnology consulting firm. He serves as an expert consultant to the life sciences industry and philanthropic organizations, and is on the scientific advisory boards and boards of directors of a number of biotechnology and diagnostics companies.

●
Mr. Kevin A. Pollack provides a wealth of knowledge and experience in financial and administrative matters.   Mr. Pollack is currently serving as Chief Financial Officer of Lightlake Therapeutics, Inc. and as President of Short Hill Capital LLC, a broker-dealer.

●
Mr. Richard T. Schumacher, the Company’s founder, provides valuable operational, sales and marketing, financial, and management expertise and experience and has significant knowledge of the Company’s technology and products.  Prior to founding the company, Mr. Schumacher spent over 16 years working in the clinical research setting.  In the more than 30 years since the Company’s formation, Mr. Schumacher has served the Company in various roles, including President, Chief Executive Officer and Chairman.

Vote Required to Elect the Nominees as Directors

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for the election of Vito J. Mangiardi and Kevin A. Pollack as Class II Directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF VITO J. MANGIARDI AND KEVIN A. POLLACK AS CLASS II DIRECTORS OF THE COMPANY.

Information on Nominees and Other Directors

The following information includes additional information as of the date of this proxy statement about each nominee and director whose term extends beyond the Meeting, including his age, all positions he holds with us, his principal occupation and business experience during the past five years, the names of other publicly-held companies for which he currently serves as a director or held a directorship during the past five years, and the year in which each nominee’s term would expire, if elected.

Name	Age	Position	Director Since	Year Term Expires, if Elected, and Class

Jeffrey N. Peterson(1)	58	Chairman of the Board	2011	2015 Class I
Michael S. Urdea	61	Director	2013	2015 Class I
Vito J. Mangiardi*(1)	64	Director	2012	2013 Class II
Kevin A. Pollack*(1)	43	Director	2012	2013 Class II
Richard T. Schumacher	63	Director, President, Chief Executive Officer, Treasurer, and Clerk	1978	2014 Class III
________________
*Nominees for Class II Director.
(1)  Member of the Audit Committee, Compensation Committee, and Nominating Committee

Mr. Jeffrey N. Peterson has served as a director of the Company since July 2011 and as Chairman of the Board starting in 2012.  Since 1999, he has served as the chief executive officer of Target Discovery, Inc. (“TDI”), a personalized medicine diagnostics (PMDx) company.  Mr. Peterson also serves as Chairman of TDI’s majority-owned subsidiary, Veritomyx, Inc., which is completing development and commercialization of software tools for accurate peptide, protein and isoform identification and characterization. Prior to incorporating and joining TDI, Mr. Peterson served as CEO of Sharpe, Peterson, Ocheltree & Associates, an international business development consulting firm assisting Fortune 500 and many smaller firms in business expansion and strategy.  Prior to that, he spent 9 years in key management roles in Abbott Laboratories’ Diagnostics and International (Pharmaceuticals, Hospital Products, Nutritionals, and Consumer) businesses, last serving as CEO and General Manager of Abbott South Africa.  Mr. Peterson’s experience prior to Abbott Laboratories included 11 years with General Electric’s Engineered Materials and Plastics businesses, spanning roles in strategic planning, business development, technology licensing, marketing and sales, operations, quality control and R&D. Mr. Peterson holds a BSChE (Chemical Engineering) degree from MIT, as well as 6 issued US patents. He serves as Chair Emeritus of the BayBio Institute, a non-profit organization serving the life science community, and on the board of BayBio, a trade association for the life sciences industry in Northern California. He is a cofounder of the Coalition for 21st Century Medicine, and of BIO’s Personalized Medicine & Diagnostics Working Group.

Mr. Michael S. Urdea has served as a director of the Company since February 8, 2013. Dr. Urdea founded and is a Founder and Partner for Halteres Associates, a biotechnology consulting firm. He also founded and served as Chief Executive Officer of Tethys Bioscience, a proteomics-based diagnostics company involved in preventative personalized medicine. Additionally, Dr. Urdea is a founder and the Chairman of Catalysis Foundation for Health, an organization addressing gaps in global healthcare caused by inefficiencies in disease diagnosis and monitoring. He serves as an expert consultant to the life sciences industry and is on the scientific advisory boards and boards of directors of a number of biotechnology, diagnostics, venture capital and philanthropic organizations. Prior to his current business activities, Dr. Urdea founded the Nucleic Acid Diagnostics group at Chiron Corporation, and with colleagues, invented branched DNA molecules for amplification of signal in nucleic acid complexes. Application of this technology resulted in the first commercial products for quantification of human hepatitis B, hepatitis C, and human immunodeficiency viruses (HBV, HCV, and HIV, respectively). He then became business head of the Molecular Diagnostics group and Chief Scientific Officer at Bayer Diagnostics. He continues to serve as a diagnostics industry, product development and scientific advisor to the Bill and Melinda Gates Foundation, acted as co-chair of two of the Grand Challenges grant review committees, and served as a member of its Diagnostic Forum.  Dr. Urdea is an author on nearly 200 peer-reviewed scientific publications, nearly 300 abstracts and international scientific presentations, and more than 100 issued and pending patents. He received his BS in Biology and Chemistry from Northern Arizona University in Flagstaff and his Ph.D in Biochemistry from Washington State University.

Mr. Vito J. Mangiardi has served as a director of the Company since July 2012.  Mr. Mangiardi is an accomplished senior executive with proven experience as a President, CEO and COO in the Life Sciences and Bio Energy product and service sectors. He is a strong P&L performer and corporate strategist in General Management, Operations, Sales/Marketing, and Science. Mr. Mangiardi has held positions as a Research Chemist for Bio-Rad Laboratories, Inc.; Sales & Marketing Director for Baxter Travenol, Inc.; Executive VP and COO for Quintiles Transnational Corp.; President and CEO of Diagnostics Laboratories, Inc., Clingenix, Inc., and Bilcare, Inc.; and President of AAI Pharma, Inc.  More recently he was the COO/Deputy Director of Operations and Production at the University of California Lawrence Berkeley National Laboratory Joint Genome Institute. Mr. Mangiardi has experience with three start-ups, two midsize, and several mature companies, and has international experience leading and managing organizations on four continents. He has vast experience in leading alliances, acquisitions, due diligence, and post-acquisition assimilation.  Mr. Mangiardi has been on the Board of Directors of three companies and has proven success in working with both national and international investment groups to raise funds. Mr. Mangiardi earned a BS in Biology/Chemistry from Eastern Illinois University and two MBA degrees from Golden Gate University - in General Management and in Marketing.  Mr. Mangiardi is listed as an inventor in four patents and various publications in Protein separation techniques in the area of Metabolism, Thyroid, Anemia/Hematology and Cancer, and is a member of numerous professional organizations. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused on Life Sciences, Pharmaceutical Development and Clinical Diagnostics.

Mr. Kevin A. Pollack has served as a director of the Company since July 2012. Mr. Pollack is Chief Financial Officer of Lightlake Therapeutics Inc. (LLTP-OTC), a developing biopharmaceutical company aiming to build a platform of biopharmaceutical solutions to common addictions and related disorders. He also serves as President of Short Hills Capital LLC, where he provides a range of advisory services to investors, asset management firms, institutions, and companies. Previously, Mr. Pollack worked in asset management at Paragon Capital LP, a private investment firm focused primarily on investing in U.S.-listed companies. Prior to that, he worked as an investment banker at Banc of America Securities LLC (an investment banking subsidiary of Bank of America Corporation until it was merged with Merrill Lynch), focusing on both corporate finance and mergers and acquisitions (M&A). Mr. Pollack started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney focusing on corporate finance and M&A. He currently sits on the Board of Directors of Lightlake Therapeutics Inc. and on the Board of Directors of MagneGas Corporation (MNGA-NASDAQ), the developer of a technology that converts liquid waste into a hydrogen-based metal working fuel and natural gas alternative. Mr. Pollack graduated magna cum laude from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors.

Mr. Richard T. Schumacher, the founder of the Company, has served as a director of the Company since 1978. He has served as the Company’s Chief Executive Officer since April 16, 2004 and President since September 14, 2004. He previously served as Chief Executive Officer and Chairman of the Board of the Company from 1992 to February 2003. From July 9, 2003 until April 14, 2004 he served as a consultant to the Company pursuant to a consulting agreement. He served as President of the Company from 1978 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in Zoology from the University of New Hampshire.

Corporate Governance

Board of Directors and Committee Meetings; Annual Meeting Attendance.  The Board of Directors held twenty-three (23) meetings between January 1, 2012 and June 30, 2012. All of the directors attended at least 75% of those meetings. The restructured board held fourteen (14) meetings between July 1, 2012 and December 31, 2012.  All of the Company’s directors attended at least 85% of those meetings. All of the Company’s directors are encouraged to attend the Company’s annual meetings of stockholders.  Mr. Schumacher attended the Company’s 2012 Special Meeting in Lieu of the Annual Meeting of Stockholders.

Board Independence. The Board of Directors has reviewed the qualifications of each of Messrs. Mangiardi, Peterson, Urdea and Pollack, constituting more than a majority of the Company’s current directors, and has affirmatively determined that each individual is, or at the time of their service was, “independent” as such term is defined under the current listing standards of the Nasdaq Stock Market.  The Board of Directors has determined that none of these directors has a material relationship with the Company that would interfere with the exercise of independent judgment.  In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications. Any stockholder wishing to communicate with any of the Company’s directors regarding the Company may write to the director, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375.  The Clerk will forward any reasonable communications directly to the director(s).

Code of Ethics. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, and other persons performing similar functions.  A copy of the code of ethics is posted on, and may be obtained free of charge from the investor relations portion of the Company’s website at www.pressurebiosciences.com.  If the Company makes any amendments to its Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a Current Report on Form 8-K.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations.  The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders.  The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors.  It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources.  The Board participates in decisions that have a potential major economic impact on the Company and its stockholders.  Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors is led by its Chairman, Mr. Peterson.  Each of our Audit, Nominating and Compensation Committees provide oversight and assess risk in their respective areas.  In addition, the Board and each committee have an active role in overseeing management of our Company’s risk.  The Board regularly reviews information regarding our operations, credit, and liquidity, as well as the risks associated with each.

Board Committees

Standing committees of the Board of Directors include an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Audit Committee, with Mr. Pollack serving as Chairman.

The Board of Directors has determined that Mr. Pollack qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”), a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com.  Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company’s financial reporting process, accounting functions, and internal controls, and (ii) the qualifications, independence, appointment, retention, compensation, and performance of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the establishment of “whistle-blowing” procedures, and the oversight of other compliance matters. The Audit Committee held four (4) meetings during fiscal 2012.

Compensation Committee.

General

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Compensation Committee.  The Compensation Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com.  The primary functions of the Compensation Committee include (i) reviewing and approving our executive compensation, (ii) reviewing the recommendations of the President and Chief Executive Officer regarding the compensation of our executive officers, (iii) evaluating the performance of the President and Chief Executive Officer, (iv) overseeing the administration and approval of grants of stock options and other equity awards under our equity incentive plans, and (v) recommending compensation for our Board of Directors and each committee thereof for review and approval by the Board of Directors. The Compensation Committee held one (1) meeting during fiscal 2012.

The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

Compensation Objectives

In light of the relatively early stage of commercialization of our products, we recognize the importance of attracting and retaining key employees with sufficient experience, skills, and qualifications in areas vital to our success, such as operations, finance, sales and marketing, research and development, engineering, and individuals who are committed to our short- and long-term goals.  The Compensation Committee has designed our executive compensation programs with the intent of attracting, motivating, and retaining experienced executives and, subject to our limited financial resources, rewarding them for their contributions by offering them a competitive base salary, potential for annual cash incentive bonuses, and long-term equity-based incentives, typically in the form of stock options.  The Compensation Committee strives to balance the need to retain key employees with financial prudence given our history of operating losses, limited financial resources and the early stage of our commercialization.

Executive Officers and Director Compensation Process

The Compensation Committee considers and determines executive compensation according to an annual objective setting and measurement cycle.  Specifically, corporate goals for the year are initially developed by our executive officers and are then presented to the Board of Directors and Compensation Committee for review and approval. Individual goals are intended to focus on contributions that facilitate the achievement of the corporate goals. Individual goals are first proposed by each executive officer, other than the President and Chief Executive Officer, then discussed by the entire senior executive management team and ultimately compiled and prepared for submission to the Board of Directors and the Compensation Committee, by the President and Chief Executive Officer.  The Compensation Committee sets and approves the goals for the President and Chief Executive Officer.  Generally, corporate and individual goals are set during the first quarter of each calendar year.  The objective setting process is coordinated with our annual financial planning and budgeting process so our Board of Directors and Compensation Committee can consider overall corporate and individual objectives in the context of budget constraints and cost control considerations.  Annual salary increases, bonuses, and equity awards, such as stock option grants, if any, are tied to the achievement of these corporate and individual performance goals as well as our financial position and prospects.

Under the annual performance review program, the Compensation Committee evaluates individual performance against the goals for the recently completed year. The Compensation Committee’s evaluation generally occurs in the first quarter of the following year. The evaluation of each executive (other than the President and Chief Executive Officer) begins with a written self-assessment submitted by the executive to the President and Chief Executive Officer. The President and Chief Executive Officer then prepares a written evaluation based on the executive’s self-assessment, the President and Chief Executive Officer’s evaluation, and input from others within the Company. This process leads to a recommendation by the President and Chief Executive Officer for a salary increase, bonus, and equity award, if any, which is then considered by the Compensation Committee. In the case of the President and Chief Executive Officer, the Compensation Committee conducts his performance evaluation and determines his compensation, including salary increase, bonus, and equity awards, if any. We generally expect, but are not required, to implement salary increases, bonuses, and equity awards, for all executive officers, if and to the extent granted, by April 1 of each year.

Non-employee director compensation is set by our Board of Directors upon the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should be fair relative to the required services for directors of comparable companies in our industry and at our company’s stage of development; compensation should align directors’ interests with the long-term interest of stockholders; the structure of the compensation should be simple, transparent, and easy for stockholders to understand; and compensation should be consistent with the financial resources, prospects, and competitive outlook for the Company.

In evaluating executive officer and director compensation, the Compensation Committee considers the practices of companies of similar size, geographic location, and market focus. In order to develop reasonable benchmark data the Compensation Committee has referred to publicly available sources such as Salary.com and the BioWorld Survey.  While the Compensation Committee does not believe benchmarking is appropriate as a stand-alone tool for setting compensation due to the unique aspects of our business objectives and current stage of development, the Compensation Committee generally believes that gathering this compensation information is an important part of its compensation-related decision making process.

The Compensation Committee has the authority to hire and fire advisors and compensation consultants as needed and approve their fees.  No advisors or compensation consultants were hired or fired in fiscal 2011.

The Compensation Committee is also authorized to delegate any of its responsibilities to subcommittees or individuals as it deems appropriate.  The Compensation Committee did not delegate any of its responsibilities in fiscal 2012.

Nominating Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Company’s Nominating Committee.  The Nominating Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com.  The Nominating Committee held one (1) meeting during fiscal year 2012.

The primary functions of the Nominating Committee are to (i) identify, review, and evaluate candidates to serve as directors of the Company, (ii) make recommendations of candidates to the Board of Directors for all directorships to be filled by the stockholders or the Board of Directors, and (iii) serve as a focal point for communication between such candidates, the Board of Directors, and management.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms, or other appropriate sources.  For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders.  These criteria include whether the candidate assists in achieving a mix of Board members that represents diversity of background and professional experience, including with respect to ethnic background, age and gender.  In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.  If a stockholder wishes to recommend a candidate for director for election at the 2013 Annual Meeting of Stockholders, he or she must follow the procedures described below under “Stockholder Proposals.”

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2012 with management of the Company.  The Audit Committee also discussed with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has also received and reviewed the required written disclosures and a confirming letter from Marcum under applicable requirements of the Public Accounting Oversight Board regarding Marcum’s independence, and has discussed the matter with Marcum.

Based upon its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Audit Committee:

Kevin A. Pollack, Chair
Vito J. Mangiardi
Jeffrey N. Peterson

2012 Director Compensation

The following table sets forth certain information regarding compensation earned or paid to the Company’s directors during fiscal year 2012.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (1)	Option Awards (2)(3)	Total
Vito J. Mangiardi	$-	$10,000	$10,795	$20,795
Jeffrey N. Peterson	5,000	11,500	8,326	24,826
Kevin A. Pollack	-	10,000	10,795	20,795
Michael S. Urdea	-	-	-	-
Gregory G. Freitag	-	5,000	-	5,000
R. Wayne Fritzsche	-	15,000	-	15,000
Alan I. Goldberg	-	5,000	-	5,000
J. Donald Payne	-	5,000	-	5,000
Alan D. Rosenson	-	5,000	-	5,000
Calvin A. Saravis	5,000	-	-	5,000
Our non-employee directors receive the following compensation for service as a director:

(1) From Jan. 1, 2012 through June 30, 2012 each outside director earned a quarterly stipend of $2,500 for attending meetings of the full board of directors (whether telephonic or in-person) and attending committee meetings and after July 1, 2012 each director received a quarterly stipend of $5,000 for attending meetings. There is no limit to the number of meetings of our board of directors or committees that may be called. Mr. Peterson received $5,750 for attending meetings as the chairman of the board of directors. However, most of the board of directors elected to defer and accrue the cash payment of these fees until our financial performance improves as determined by the board of directors.  We issued an aggregate of 19,600 shares of the Company’s Series G Convertible Preferred Stock in July 2012 to current and former board members for payment of board fees either earned or deferred through December 31, 2012.  Amounts shown under the heading “Stock Awards” do not reflect compensation received by the directors, but instead reflect the aggregate grant date fair value of the stock issued in lieu of payment of director fees as determined by the Company’s Series G Convertible Preferred round of financing. Messrs. Peterson, Fritzsche, Freitag, Goldberg, Payne and Saravis served on the board from January 1, 2012 thru June 30, 2012, when the board was restructured to reduce the number of directors to five from eight.  At that time Messrs. Goldberg, Payne, Rosenson and Saravis resigned their positions on the board.  Messrs. Mangiardi and Pollack were then elected to serve on the newly restructured board beginning in July 2012.  Dr. Urdea did not serve as a director in 2012 but replaced Mr. Fritzsche upon his resignation in February 2013.

(2) Amounts shown do not reflect compensation received by the directors. Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation. Please refer to Note 2, xiii, “Accounting for Stock-Based Compensation” in the Notes to the Consolidated Financial Statements for the fiscal year ended December 31, 2012, for the relevant assumptions used to determine the valuation of stock option grants.

(3) The following table shows the total number of outstanding stock options and stock awards as of December 31, 2012 that have been issued as director compensation as described in item 1 above.

Name	Aggregate Number of Stock Options Outstanding	Aggregate Number of Stock Awards Outstanding

Vito J. Mangiardi	50,000	-
Jeffrey N. Peterson	63,750	2,976
Kevin A. Pollack	50,000	-
Michael S. Urdea, Ph D.	-	-
Gregory G. Freitag	-	14,880
R. Wayne Fritzsche	160,000	11,904
Alan I. Goldberg	-	14,880
J. Donald Payne	88,000	32,738
Alan D. Rosenson	-	23,809
Calvin A. Saravis, Ph.D	80,000	23,809

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to ratify the Board of Directors’ appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Marcum LLP, and its predecessor UHY LLP, has served as the Company’s independent registered public accounting firm since September 14, 2006.  A representative of Marcum LLP is expected to attend the Meeting and will have an opportunity to make a statement and respond to appropriate questions.  Refer to the Audit Committee Report and the information under the heading “Independent Registered Public Accounting Firm” in this proxy statement for information regarding services performed by, and fees paid to, Marcum LLP during the years 2011 and 2012.

Our Bylaws do not require that our stockholders ratify the appointment of Marcum LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance.  If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of Proposal No. 2.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Marcum LLP (“Marcum”), an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012.  Marcum, and its predecessor UHY LLP (“UHY”), have served as the Company’s independent registered public accounting firm since September 14, 2006.  A representative of Marcum will be available during the Meeting to make a statement if such representative desires to do so and to respond to questions.

Independent Registered Public Accounting Fees

The following is a summary of the fees billed to the Company by Marcum, the Company’s current independent registered public accounting firm, for the fiscal year ended December 31, 2012 and 2011:

	Fiscal 2012 Fees	Fiscal 2011 Fees
Audit Fees	$143,250	$105,570
Audit-Related Fees	60,500	51,500
Tax and Other Fees	-	-
	$203,750	$157,070

Audit Fees. Consist of aggregate fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  Fees billed by Marcum for 2012 were fees associated with derivative valuations.  Fees billed by Marcum for 2011 were fees associated with derivative valuations and a consent delivered in connection with the Company’s Registration Statement on Form S-3 and Registration Statement on Form S-1. There were no other fees for services rendered by Marcum other than those described above.

Audit Committee Policy on Pre-Approval of Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services, and other services.  Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSAL NO. 3

APPROVAL OF PRESSURE BIOSCIENCES, INC. 2013 EQUITY INCENTIVE PLAN

The Board of Directors has approved, subject to stockholder approval, the Pressure BioSciences, Inc. 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”), which provides for the issuance of an aggregate of 3,000,000 shares of Common Stock issuable upon exercise of stock options, restricted stock and other stock-based awards granted or issued under the 2013 Equity Incentive Plan to qualified employees, officers, directors, consultants and advisors of the Company from time to time.

Summary of the 2013 Equity Incentive Plan

The following is a summary description of the 2013 Equity Incentive Plan and is qualified in its entirety by reference to the text of the 2013 Equity Incentive Plan which is attached as Exhibit A to this proxy statement.

Description of the 2013 Equity Incentive Plan

Purpose and Eligibility. The purpose of the 2013 Equity Incentive Plan is to award stock options, stock issuances and other equity interests in the Company (each, an "Award") to employees, officers, directors, consultants and advisors of the Company and its subsidiaries and to any other persons the Board of Directors determines to have made or is expected to make contributions to the Company. There are currently fourteen persons (consisting of employees, officers and directors) eligible to receive Awards under the 2013 Equity Incentive Plan.

Administration. The 2013 Equity Incentive Plan will be administered by the Board of Directors, a committee of the Board of Directors or, to the extent permitted by applicable law, by one or more executive officers of the Company designated by the Board of Directors (such committee and designee(s) together with the Board of Directors are hereinafter referred to as the "Board") as permitted under the 2013 Equity Incentive Plan. It is expected that the 2013 Equity Incentive Plan will be administered by the Company's Compensation Committee, which currently consists of three independent directors. The Board will have authority to grant and amend Awards, to adopt, amend and repeal rules relating to the 2013 Equity Incentive Plan, and to interpret, construe and determine the terms and provisions of the 2013 Equity Incentive Plan and any Award.

Shares Subject to the 2013 Equity Incentive Plan. Subject to stockholder approval, a maximum of 3,000,000 shares of Common Stock of the Company will be available for issuance under the 2013 Equity Incentive Plan. No participant in the 2013 Equity Incentive Plan may be granted Awards during any one fiscal year to purchase or with respect to more than 300,000 shares of Common Stock. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, without having been exercised in full, the unissued shares of Common Stock covered by such Award shall again be available for grant of Awards under the 2013 Equity Incentive Plan. If shares of Common Stock issued pursuant to the 2013 Equity Incentive Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the 2013 Equity Incentive Plan. No awards have been made under the 2013 Equity Incentive Plan. Subject to the terms of the 2013 Equity Incentive Plan, in the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, exchange of shares, liquidation, spin-off, split-up or other similar action, (i) the number and class of securities available for Awards under the 2013 Equity Incentive Plan and the per-participant share limit, (ii) the number and class of securities and vesting schedule for outstanding Awards and the exercise price per share subject to each outstanding Award, (iii) the repurchase price per share subject to repurchase and (iv) the terms of each outstanding Award, shall be adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is appropriate.

Awards under the 2013 Equity Incentive Plan. Awards under the 2013 Equity Incentive Plan may take the form of stock options (either incentive stock options or non-qualified stock options), restricted stock and other stock-based awards, such as stock appreciation rights, phantom stock awards or stock units. Subject to certain restrictions set forth in the 2013 Equity Incentive Plan, the Board will have the complete and absolute authority to set the terms, conditions and provisions of each Award, including the size of the Award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration or extension of vesting and exercisability), the repurchase rights, and termination, cancellation and forfeiture provisions. Each Award under the 2013 Equity Incentive Plan shall be evidenced by a written instrument in such form as the Board shall determine and may contain terms and conditions in addition to those set forth in the 2013 Equity Incentive Plan, provided that such terms and conditions do not contravene the provisions of the 2013 Equity Incentive Plan or applicable law. The terms of each type of Award need not be identical and the Board need not treat participants uniformly. No Awards may be granted under the 2013 Equity Incentive Plan after December 12, 2023. The Board shall be subject to the following specific restrictions regarding the types and terms of specific Awards. The terms and conditions of incentive stock options shall be subject to and comply with section 422 of the Internal Revenue Code, as amended and any regulations thereunder. No incentive stock option granted under the 2013 Equity Incentive Plan may be exercisable more than ten years after the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the Common Stock). Incentive stock options may be granted only to employees of the Company. The exercise price for stock options must at least equal the par value of the Common Stock. The exercise price for incentive stock options must be at least equal the fair market value of the Common Stock on the date of grant, and, in the case of incentive stock option granted to the holders of more than ten percent of the Common Stock, the exercise price must be at least 110% of the fair market value of the Common Stock on the date of the grant.

The Board will determine whether Awards granted pursuant to the 2013 Equity Incentive Plan are settled in whole or in part in cash, Common Stock, or such other lawful consideration as the Board may deem appropriate. The Company may deduct from payments of any kind otherwise due a participant any federal, state or local taxes of any kind required to be withheld in connection with an Award. In the Board's discretion, tax obligations required to be withheld in respect of an Award may be paid in whole or in part in shares of Common Stock, including shares retained from such Award. The Board will determine the effect on the Award of the death, disability, or retirement or other termination of employment of a participant and the extent to which and period during which the participant's legal representative, guardian or designated beneficiary may receive payment of an Award or exercise rights thereunder.

The Board may grant Awards entitling participants to acquire shares of Common Stock, subject to (i) the delivery to the Company by the participant of a check in the amount of at least equal to the par value of the shares of Common Stock purchased, and (ii) the right of the Company to repurchase all or part of such shares of Common Stock at their issue price or other stated or formula price from the participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period established by the Board for such Award. These Awards are referred to as restricted stock Awards. The Board shall determine the terms and conditions of any such restricted stock Award. The Board also has the right to grant other Awards based upon the Common Stock of the Company, such Awards having such terms and conditions as the Board may determine, including, without limitation, the grant of shares of Common Stock based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the participant to whom they are granted, except by will or the laws of descent and distribution, and during the life of the participant, shall be exercisable only by the participant; provided, however, that nonqualified stock options may be transferred pursuant to a qualified domestic relations order or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the nonqualified stock option which are applicable to the participant. Unless otherwise expressly provided in the applicable Award, upon the occurrence of an acquisition of the Company (as defined in the 2013 Equity Incentive Plan), the Board shall in its sole discretion as to outstanding Awards (on the same basis or on different bases), take one or more of the following actions: (i) make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity; (ii) accelerate the date of exercise or vesting of such Awards or any installment of any such Awards; (iii) permit the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation; and (iv) provide for the termination of any such Awards immediately prior to the consummation of the acquisition, provided that no such termination will be effective if the acquisition is not consummated. An "acquisition" is defined in the 2013 Equity Incentive Plan as any merger, business combination, consolidation or purchase of outstanding capital stock of the Company in which the persons who were the beneficial owners of the outstanding Common Stock of the Company immediately prior to such transaction do not, following such transaction, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from such transaction (other than as a result of a financing transaction); or any sale of all or substantially all of the capital stock or assets of the Company.

The Board of Directors of the Company may amend, suspend or terminate the 2013 Equity Incentive Plan or any portion thereof at any time; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

Federal Income Tax Consequences

The following general discussion of the United States federal income tax consequences of Awards granted under the 2013 Equity Incentive Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current regulations promulgated and proposed thereunder, existing public and private administrative rulings and pronouncements of the Internal Revenue Service, and judicial decisions, all of which are subject to change (perhaps with retroactive effect). This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2013 Equity Incentive Plan or of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state, local or foreign tax laws. In addition, because tax consequences may vary and certain exceptions may apply depending upon personal circumstances of individuals, each participant should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to him or her.

Incentive Stock Options. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

An option holder generally will recognize taxable income upon the disposition of the shares of Common Stock received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" (as defined below) will be taxable as long-term capital gain.

A "disqualifying disposition" means any disposition of shares of Common Stock acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the stock option was granted or within one year of the date the shares were transferred to the option holder. The use of the shares acquired pursuant to the exercise of an incentive stock option to pay the option exercise price under another incentive stock option is treated as a disposition for this purpose.

In general, if an option holder makes a disqualifying disposition, the holder will have ordinary income in an amount equal to the excess, if any, of (i) the lesser of (a) the fair market value of the shares on the date of exercise or (b) the amount actually realized on the disposition over (ii) the option exercise price. In addition, such holder would realize further gain or loss equal to the difference between the amount realized and the fair market value of the shares on the date of exercise (in the case of a gain) or the option price (in the case of a loss). Such further gain or loss would be either a long-term or short-term capital gain or loss, depending on the option holder's holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the stock option was held. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the option holder is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

In general, in the year of exercise of an incentive stock option, an option holder must compute the excess of the fair market value of the shares issued upon exercise over the exercise price and include this amount in the calculation of his or her alternative minimum taxable income. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of the tax to any particular option holder. However, an option holder may owe alternative minimum tax even though he or she has not disposed of the shares or otherwise received any cash with which to pay the tax. The alternative minimum tax rate is now higher than the rate applicable to long-term capital gains.

The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option if the option holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable ordinary income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

Nonqualified Stock Options. The recipient of a non-qualified stock option under the 2013 Equity Incentive Plan generally will not recognize any taxable income at the time the stock option is granted. Upon exercise, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock received on the date of exercise over the option exercise price. Upon a subsequent sale of the shares, long-term or short-term capital gain or loss (depending upon the holding period) will generally be recognized equal to the difference between the amount realized over the fair market value of the shares on the date of exercise. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the stock option was held.

Certain option holders are subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") upon their sale of shares of Common Stock. If an option holder is subject to Section 16(b), the date on which the fair market value of the shares is determined may similarly be postponed. The IRS regulations have not yet been amended to conform with the most recent revision to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined (the "Determination Date") will be postponed to the earlier of (i) the date six months after the date the stock option was granted, or, if earlier, (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of Common Stock prior to his or her exercise of the stock option. On the Determination Date, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock at that time over the option exercise price. The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable. Section 162(m) of the Code generally limits the deductibility of compensation paid to the chief executive officer and the four other highest paid officers to $1,000,000 per year. Performance-based compensation is not subject to this limitation on deductibility. Compensation qualifies as performance-based only if it is payable on account of the attainment of one or more performance goals and certain other requirements are satisfied.

In the case of a nonqualified stock option, an option holder who pays the option exercise price, in whole or in part, by delivering shares of Common Stock already owned by him or her will generally recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. However, if shares received on the exercise of an incentive stock option are used to exercise a nonqualified stock option within the time periods that apply to a disqualifying disposition, then the rules for disqualifying dispositions, described above, will apply. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

Restricted Stock Awards. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse, unless a Section 83(b) election is made. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. In order to be effective, the Section 83(b) election must be made and filed with the IRS within 30 days after grant. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Other Awards. In the case of other Awards, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company will generally be entitled to a corresponding tax deduction.

Vote Required to Adopt the 2013 Equity Incentive Plan

The affirmative vote of the holders of a majority of the holders of the Company's Common Stock present in person or by proxy at the Meeting and entitled to vote thereon is required for the approval of Proposal No. 3. The Board of Directors recommends that stockholders vote FOR the adoption of the 2013 Equity Incentive Plan.

Equity Compensation Plan Information

The Company maintains two equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to the Company’s success. The table below sets forth certain information as of our fiscal year ended December 31, 2012 regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	1,605,750	$.80	227,250
Equity compensation plans not approved by security holders	None
________________________
(1) Includes the following plans: 1999 Non-Qualified Stock Option Plan and 2005 Equity Incentive Plan.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCK-HOLDERS VOTE “FOR” PROPOSAL NO. 3, THE APPROVAL OF THE PRESSURE BIOSCIENCES, INC. 2013 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

NON-BINDING ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended Section 14A of the Securities Exchange Act of 1934, which now requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executives officers as disclosed in this proxy statement in accordance with the Compensation disclosure rules of the Securities and Exchange Commission.
As described in more detail below, under Compensation of Named Executive Officers, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. However, we welcome input from our shareholders regarding executive compensation and other matters related to the company’s success generally. We believe in a corporate governance structure that is responsive to shareholder concerns and we view this vote as a meaningful opportunity to gauge shareholder approval of our executive compensation policies.

GIVEN THE INFORMATION PROVIDED IN THIS PROXY STATEMENT, THE BOARD OF DIRECTORS ASKS YOU TO APPROVE AND VOTE “FOR” THE FOLLOWING NON-BINDING RESOLUTION AT OUR MEETING:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Special Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

COMPENSATION OF NAMED EXECUTIVE OFFICERS

2012 Summary Compensation Table

The Summary Compensation Table below sets forth the total compensation paid or earned for the fiscal years ended December 31, 2012 and 2011 for: (i) each individual serving as our Chief Executive Officer (“CEO”) or acting in a similar capacity during any part of fiscal 2012; and (ii) the other two most highly paid executive officers (collectively, the “Named Executive Officers”) who were serving as executive officers at the end of fiscal 2012.

Name and Principal Position	Fiscal Year	Salary(1)	Option Awards(2)	All Other Compensation(3)	Total

Richard T. Schumacher	2012	$294,250	$10,144	$11,362	$315,756
President and Chief Executive Officer	2011	294,250	11,835	8,080	314,165

Edmund Ting, Ph.D	2012	197,600	5,918	1,304	204,822
Senior Vice President of Engineering	2011	197,600	11,835	1,174	210,643

Alexander Lazarev, Ph.D	2012	165,600	5,072	7,565	178,237
Vice President of Research and Development	2011	165,600	11,835	7,337	184,772

(1) Salary refers to base salary compensation paid through our normal payroll process.  No bonus was paid to any Named Executive Officer for 2011 or 2012.

(2) Amounts shown do not reflect compensation received by the Named Executive Officers.  Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation.  Please refer to Note 2, xiii, “Accounting for Stock-Based Compensation” in the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2012, for the relevant assumptions used to determine the valuation of stock option grants.  On August 15, 2012, the Board of Directors approved the immediate re-pricing of certain outstanding stock options (approximately 1,555,500 shares) held by current officers, employees and board members, to $1.00 per share, a 200% premium to the closing market price on August 15, 2012 of $0.32, for original stock options with an exercise price above $1.00, and to $0.60 per share, a 88% premium to the closing market price on August 15, 2012 of $0.32, for original stock options with an exercise price below $1.00 but above $0.60.  The compensation value created by the re-pricing, as determined under the Black Scholes method, was approximately $62,000 for all of the outstanding options and the amounts allocated to the executives are not included in the table.

(3) “All Other Compensation” includes our Company match to the executives’ 401(k) contribution and premiums paid on life insurance for the executives.  Both of these benefits are available to all of our employees. The 2012 “All Other Compensation” also includes $8,379 in premiums we paid for a life insurance policy to which Mr. Schumacher’s wife is the beneficiary.  Mr. Schumacher’s spouse is also one of our part-time employees and was paid $23,631 and $19,840 for 2012 and 2011, respectively.  “All Other Compensation” for Dr. Lazarev includes $6,000 paid to Dr. Lazarev in lieu of his participation in the medical benefit plan offered by the Company. In addition to compensation listed in the table above, Messrs. Schumacher, Ting and Lazarev received $49,513, $4,560 and $3,503, respectively, for unused personal time off.   Messrs. Schumacher, Ting and Lazarev invested the net amount (after taxes) received from these payments ($30,000, $3,070 and $2,335, respectively), into the Company’s Series G Preferred Stock Private Placement.

Outstanding Equity Awards at Fiscal-Year End 2012

The following table sets forth certain information regarding outstanding stock options awards for each of the Named Executive Officers as of December 31, 2012.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)(2) (3)		Option Exercise Price ($)	Option Expiration Date

Richard T. Schumacher	75,000	-		$1.00	6/17/2015
President, Chief Executive Officer	30,000	-		$1.00	3/30/2016
	70,000	-		$1.00	2/12/2017
	75,000	-		$0.60	3/12/2019
	4,688	10,312	(2)	$1.00	9/09/2021
	-	30,000	(2)	$0.60	3/14/2022

Edmund Y. Ting, Ph.D	60,000	-		$1.00	4/24/2016
Senior Vice President of Engineering	12,000	-		$1.00	9/25/2018
	42,000	-		$0.60	3/12/2019
	4,688	10,312	(2)	$1.00	9/09/2021
	-	17,500	(2)	$0.60	3/14/2022

Alexander V. Lazarev, Ph.D	50,000	-		$1.00	3/2/2016
Vice President of Research & Development	10,000	-		$1.00	9/25/2018
	35,000	-		$0.60	3/12/2019
	4,688	10,312	(2)	$1.00	9/09/2021
	-	15,000	(2)	$0.60	3/14/2022

(1)
All unvested stock options listed in this column were granted to the Named Executive Officer pursuant to our 2005 Equity Incentive Plan.  All options expire ten years after the date of grant.  Unvested stock options become fully vested and exercisable upon a change of control of our company.

(2)
Options to purchase shares of Common Stock were granted on September 9, 2011 to each of the Named Executive Officers, of which 25% of the stock options will vest on the first anniversary of the date of grant while the remainder will vest monthly over the remaining three year vesting period.

(3)
Options to purchase shares of Common Stock were granted on March 13, 2012 to each of the Named Executive Officers, of which 25% of the stock options will vest on the first anniversary of the date of grant while the remainder will vest monthly over the remaining three year vesting period.

Retirement Plan

All employees, including the Named Executive Officers, may participate in our 401(k) Plan. Under the 401(k) Plan, employees may elect to make before tax contributions of up to 60% of their base salary, subject to current Internal Revenue Service limits. The 401(k) Plan does not permit an investment in our Common Stock. We match employee contributions up to 50% of the first 2% of the employee’s earnings. Our contribution is 100% vested immediately.

Severance Arrangements

Each of Mr. Schumacher, Dr. Ting, Dr. Lazarev, and Dr. Lawrence, executive officers of the Company, is entitled to receive a severance payment if terminated by us without cause.  The severance benefits would include a payment in an amount equal to one year of such executive officer’s annualized base salary compensation plus accrued paid time off.  Additionally, the officer will be entitled to receive medical and dental insurance coverage for one year following the date of termination.

Change-in-Control Arrangements

Pursuant to severance agreements with four of our executive officers, each of Dr. Ting, Dr. Lazarev and Dr. Lawrence is entitled to receive a change of control payment in an amount equal to one year of such executive officer’s annualized base salary compensation, accrued paid time off, and medical and dental coverage, in the event of being terminated due to a change of control of our company. In the case of Mr. Schumacher, his change of control payment is equal to two years of annualized base salary compensation, accrued paid time off, and two years of medical and dental coverage in the event of being terminated due to a change of control of our company.

Pursuant to our 2005 Equity Incentive Plan, any unvested stock options held by a Named Executive Officer will become fully vested upon a change in control (as defined in the 2005 Equity Incentive Plan) of our company.

PROPOSAL NO. 5

NON-BINDING ADVISORY VOTE ON THE FREQUENCY
OF SHAREHOLDER APPROVAL OF EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Act and recently enacted SEC rules, at least once every six years we are required to submit for shareholder vote a non-binding resolution to determine whether we should conduct our shareholder advisory vote on executive compensation every year, every two years, or every three years. After careful consideration of the various arguments supporting each frequency level, the board of directors believes that submitting the advisory vote on executive compensation to shareholders on a triennial basis (every three years) is appropriate for the Company and its shareholders at this time. The proxy card provides four choices (every one, two, or three years, or abstain). Shareholders are being asked for their vote on the frequency of the advisory vote on executive compensation, and are not voting to approve or disapprove the board’s recommendation. As such, Shareholders may choose an annual, biennial, or triennial frequency, i.e., every year, every two years, every three years, or they may abstain. The frequency option that receives the most votes will be deemed the option chosen by the advisory vote. As with your vote on Proposal No. 3 above, your vote on this Proposal No. 4 is advisory, and therefore not binding on the Company or our board of directors. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or our board of directors, or to create or imply any additional fiduciary duties for the Company or our board of directors. Although the vote is non-binding, our board of directors will consider the outcome of the frequency vote and other communications from shareholders when making future decisions regarding the frequency of such advisory votes regarding executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A FREQUENCY OF TRIENNIAL, (“EVERY THREE YEARS”) FOR FUTURE ADVISORY SHAREHOLDER VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Transactions with Related Persons

On February 7, 2012, we completed a private placement, pursuant to which we sold an aggregate of 971,867 units, resulting in gross proceeds to us of $800,000.  Each unit consisted of (i) one share of restricted Common Stock and (ii) a warrant to purchase one-half share of restricted Common Stock.  The price per unit was $0.8025 for units consisting of 789,350 shares and 394,677 warrants, and was $0.9125 for units consisting of the remaining 182,517 shares and 91,260 warrants.  The warrants are exercisable for a period of five years, commencing on August 7, 2012, at an exercise price of $0.74 per share for the purchasers of the 789,350 shares, and $0.85 per share for the purchasers of the 182,517 shares.  Mr. R. Wayne Fritzsche, the Company’s Chairman at that time, participated in the private placement on the same terms as the other investors purchasing the $0.8025 units.  Mr. Fritzsche received 15,518 units for an aggregate purchase price of $12,453.  As noted above, Mr. Schumacher also participated in the private placement in February 2012.

On April 5, 2012, the holders of the Series C Convertible Preferred Stock exchanged all of their Series C Preferred Stock and warrants for units that we offered in our February 2012 private placement consisting of shares of common stock and warrants to purchase shares of common stock (with a warrant to purchase 0.5 shares of common stock for each share of common stock purchased in the February 2012 private placement), resulting in an aggregate of 1,372,247 shares of common stock and warrants to purchase an aggregate of 686,125 shares of common stock being issued to the holders of Series C Units.  Mr. Schumacher received 93,786 shares of common stock and 46,894 warrants in the exchange by surrendering the 6,021 Series C Units above.

On July 6, 2012, we completed the first tranche of a private placement, pursuant to which we sold an aggregate of 120,000 units for a purchase price of $5.00 per unit, resulting in gross proceeds to us of $600,000 (the “Series G Private Placement”). This was the first tranche of the Series G Private Placement. Each unit consisted of (i) one share of Series G Convertible Preferred Stock convertible into 10 shares of the Company’s Common Stock and (ii) a warrant to purchase five shares of the Company’s Common Stock at an exercise price equal to $0.50 per share, with a term expiring on July 6, 2015. All of our current directors and officers participated in the Series G Private Placement on the same terms as the other investors. Our current directors and officers received 26,905 units for an aggregate purchase price of $134,525.

On February 6, 2013, we completed the first tranche of a private placement, pursuant to which we sold an aggregate of 4,260 units for a purchase price of $400.00 per unit, resulting in gross proceeds of $1,703,700 (the “Series J Private Placement”). This was the first tranche of the Series J Private Placement.  Each unit consisted of (i) one share of Series J Convertible Preferred Stock convertible into 1,000 shares of the Company’s Common Stock and (ii) a warrant to purchase 1,000 shares of the Company’s Common Stock at an exercise price equal to $0.40 per share, with a term expiring on February 6, 2016. All of our current directors participated in the Series J Private Placement on the same terms as the other investors. Our current directors received 386 units for an aggregate purchase price of $154,100.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on the Company’s review of the copies of such Forms and written representations from certain reporting persons, the Company believes that all filings required to be made by the Company’s Section 16(a) reporting persons during the Company’s fiscal year ended December 31, 2012 were made on a timely basis.

Other Proposed Action

The Board of Directors knows of no matters which may come before the Meeting other than the matters described in this proxy statement.  However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

Proposals which stockholders intend to present at the Company’s 2014 Annual Meeting of Stockholders (“2014 Annual Meeting”) and wish to have included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company no later than July 1, 2014.  If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in the Company’s proxy materials is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting.

Stockholders who wish to make a proposal at the Company’s 2014 Annual Meeting, other than one that will be included in the Company’s proxy materials, should notify the Company no later than October 30, 2014 (assuming the meeting is held on December 13, 2014), unless the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, in which case the notice must be received a reasonable time before the Company sends its proxy materials for that meeting.  If a proponent who wishes to present such a proposal at the 2014 Annual Meeting fails to notify the Company by the proper date, the proxies solicited by the Board of Directors, with respect to such 2014 Annual Meeting, may grant discretionary authority to the proxies named therein, to vote with respect to such matter if such matter is properly brought before the 2014 Annual Meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules of the SEC.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at the 2014 Annual Meeting by submitting the name, qualifications, experience, and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. Generally, under the Company’s Bylaws, notice of such recommendations must be submitted in writing not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. The Company will accept from stockholders recommendations for nominees for director to be considered in connection with the 2014 Annual Meeting no later than September 15, 2014 (assuming the meeting is held on December 13, 2014). In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee’s charter, a copy of which may be obtained from the Company by written request sent to its principal executive offices. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein or in the Company’s Bylaws.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the section of the Proxy Statement entitled “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Additional Copies of our Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and as filed with the SEC, are available to stockholders without charge upon written request addressed to Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375.

PROXY

PRESSURE BIOSCIENCES, INC.

The undersigned hereby appoints Richard T. Schumacher and Nathan Lawrence, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders of Pressure BioSciences, Inc. to be held on December 12, 2013 and at any adjournment(s) or postponement(s) thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR AND FOR PROPOSALS 2 and 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

EXHIBIT A

PRESSURE BIOSCIENCES, INC.
2013 EQUITY INCENTIVE PLAN

1.           Purpose and Eligibility.  The purpose of this 2013 Equity Incentive Plan (the "Plan") of Pressure BioSciences, Inc., a Massachusetts corporation (the "Company") is to provide stock options, stock issuances and other equity interests in the Company (each, an "Award") to (a) employees, officers, directors, consultants and advisors of the Company and its Parents and Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company.  Any person to whom an Award has been granted under the Plan is called a "Participant.” Additional definitions are contained in Section 10.

2.           Administration.

a.           Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Stock Option Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Stock Option Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons.  Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b.           Appointment of Committee.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

c.           Delegation to Executive Officers.  To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

d.           Applicability of Section Rule 16b-3.  Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder shall be exempt under such rule.  Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a "Reporting Person").

e.           Applicability of Section 162 (m).  Those provisions of the Plan which are required by or make express reference to Section 162 (m) of the Internal Revenue Code or any regulations thereunder, or any successor section of the Code or regulations thereunder ("Section 162 (m)") shall apply only upon the Company's becoming a company that is subject to Section 162 (m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162 (m) to fail to so qualify under Section 162 (m).

3           Stock Available for Awards.

a.           Number of Shares.  Subject to adjustment under Section 3I, the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 3,000,000.  If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.           Per-Participant Limit. Subject to adjustment under Section 3I, no Participant may be granted Awards during any one fiscal year to purchase more than 300,000 shares of Common Stock.

c.           Adjustment to Common Stock.  Subject to Section 7, in the event of any stock split, reverse stock split stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

4.           Stock Options.

a.           General.   The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.  Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a “Stock Option Agreement”).

b.           Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder.  The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c.           Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options.  For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option.  The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.           Exercise Price.  The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and will specify the exercise price in the applicable Stock Option Agreement. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the fair market value of the Common Stock on the date of grant.  In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the fair market value of the Common Stock on the date of grant.

e.           Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant.

f.           Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares for which the Option is exercised.

g.           Payment Upon Exercise.   Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i.            by check payable to the order of the Company;

ii.             only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker  to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii.               to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement); or

iv.              payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in an Stock Option Award, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the participant at least six months prior to the exercise.  The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h.           Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan MAY be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

i.           Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "fair market value" shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

5.           Restricted Stock.

a.           Grants.  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

b.           Terms and Conditions.  The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.           Other Stock-Based Awards.  The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.           General Provisions Applicable to Awards.

a.           Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonstatutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the optionee. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.           Documentation.  Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board.  Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.           Board Discretion.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.           Additional Award Provisions.  The Board may, in its sole discretion, include additional provisions in any Stock Option Agreement or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.           Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f.           Acquisition of the Company.

i.            Unless otherwise expressly provided in the applicable Stock Option Agreement or Award, upon the occurrence of an Acquisition (as defined below), the Board shall, in its sole discretion as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), take one or more of the following actions:
A.           make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition;

B.           accelerate the date of exercise or vesting of such Awards or of any installment of any such Awards;

C.           permit the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation; or

D.           provide for the termination of any such Awards immediately prior to the consummation of the Acquisition; provided that no such termination will be effective if the Acquisition is not consummated.

g.           Acquisition Defined. An "Acquisition" shall mean: (i) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction).

h.           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction.  In addition, the Board may provide that any Company repurchase option applicable to any Common Stock purchased upon exercise of an Option or Award shall lapse as to all such Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

i.           Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

j.           Parachute Payments and Parachute Awards.  Notwithstanding the provisions of Section 7(f), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(j) shall be made by the Company.

k.           Amendment of Awards.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

l.           Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

m.           Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.           Withholding.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or Award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9.           No Exercise of Option if Engagement or Employment Terminated for Cause.  If the employment or engagement of any Participant is terminated "for Cause," the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. For purposes of this Section 9, "for Cause" shall be defined as follows:  (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition  with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony serious misdemeanor offense, either in connection with the performance of his obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment obligations without proper cause.  In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10.           Miscellaneous.

a.           Definitions.

i.            "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Pressure BioSciences, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of Pressure BioSciences, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

ii.             "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

iii.               "Employee" for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

iv.              “Option Exchange Program” means a program whereby outstanding options are exchanged for options with a lower exercise price.

b.           No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c.           No Rights As Stockholder.  Subject  to the  provisions  of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d.           Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e.           Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f.           Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (The Commonwealth of Massachusetts), without regard to any applicable conflicts of law.

Approvals:
Adopted by the Board of Directors on: November 7, 2013
Approved by the Stockholders on:

☒   Please indicate your vote below, as in this example.

The Board of Directors recommends a vote “FOR” the election of the nominees as directors, “FOR” Proposal No. 2, appointment of Marcum LLP, “FOR” the approval of the Pressure BioSciences, Inc. 2013 Equity Incentive Plan, “FOR” the approval of named executive officer compensation and to hold the frequency of stockholder advisory votes on compensation “EVERY THREE YEARS”.

1.   To elect the following nominees as Class II Directors:

		For	Withhold
01 -	Vito J. Mangiardi	☐	☐

		For	Withhold
02 -	Kevin A. Pollack	☐	☐

2.  To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2013.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.  To approve the Pressure BioSciences, Inc. 2013 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.  To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this notice.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.  To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named officers.

☐	EVERY YEAR	☐	EVERY TWO YEARS	☐	EVERY THREE YEARS

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE SUCH CHANGE AT LEFT

(Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature:	Title:	Date:

Signature:	Title:	Date: